                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A

                                AMENDMENT NO. 2


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        AUGUST 31, 1998
                                                       ---------------------



                             WESTOWER CORPORATION
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)



             WASHINGTON             333-32963           91-1825860
          -------------------      -----------       ------------------
             (State or Other       (Commission         (IRS Employer
             Jurisdiction of       File Number)        Identification No.)
              Incorporation)


              7001 N.E. 40TH AVENUE, VANCOUVER, WASHINGTON    98661
          ------------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (360) 750-9355
                                                           ----------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         The following section is included for incorporation by reference into Westower Corporation's Registration Statement on Form S-8 (Registration No. 333-65337):

                                    Experts

         The audited financial statements of Standby Services, Inc. for the fiscal years ended December 31, 1997 and 1996, included in Westower Corporation's Form 8-K/A Amendment No. 1 to its Current Report on Form 8-K dated September 15, 1998, are incorporated by reference herein in reliance on the report of Hein & Associates LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


ITEM 7.  EXHIBITS.

         23.1 Consent of Independent Auditor.

                                       1
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                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WESTOWER CORPORATION



Date:  November 18, 1998             By: /s/ Peter Lucas
                                        -----------------------------------
                                        Peter Lucas, Senior Vice President,
                                        Chief Financial Officer, Treasurer
                                        and Secretary
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                                 Exhibit Index
                                 -------------

Exhibit
-------


23.1 Consent of Independent Auditor.